[LOGO OF IPS FUNDS] IPS FUNDS

                                 ANNUAL REPORT

                               NOVEMBER 30, 2002

                              IPS MILLENNIUM FUND
                             IPS NEW FRONTIER FUND

                                WWW.IPSFUNDS.COM

                          IPS FUNDS 2002 ANNUAL REPORT

Fellow Shareholders:

          We are preparing for a major bull market that we believe will last for at least a year, and perhaps longer. Quite simply, as far back as we have records going back to the beginning of stock markets in this country, and since the beginning of the Industrial Revolution in 1800, there has never been a 4-year bear market. We believe we saw the market bottom in October 2002 and that the new bull market is at most a few months away, and may have already begun with the rally in the most beaten-up, money losing sectors of the market in October and November 2002. History, at least, is certainly on our side.

          In the last century there have been only two 3-year bear markets. Using IBBOTSON ASSOCIATES returns data going back to 1926, we found that secular bear markets like the one we have experienced since March, 2000 have historically always been followed by major bull markets. Both three year bear markets occurred during the Great Depression. The only other major secular bear market of the last century occurred from January 1973 through December 1974, and lasted for 24 months. It was not as deep, nor was it as long lasting as the current one, but at the time it was the worst bear market anyone had experienced since the Great Depression, and it traumatized literally a generation of investors.

          While we are leery of the conclusions of those who like to find markets in the past with index price patterns that exactly match the current one, in this case there are simply too many parallels outside the price patterns alone to ignore, and for far too long a period of time. We have seen exactly the same pattern over the last five years that we saw in 1927 - 1932, and for exactly the same reasons. In both cases, the bubble was the final blow-off phase of extreme optimism generated by the leap in living standards generated by the new high tech developments of the day - the telephone, automobile, and electric power and appliances. The crash resulted from a collapse in our over-investment in productive capacity, over-hiring, over-paying, and overstocking of the inventory channel, which finally caught up with us.

THE BUBBLE

          To put numbers on it, the Ibbotson Associates returns for 1927 and '28 were 37.5% and 43.6%, respectively. For 1998 and '99, the returns were 28.6% and 21.0%. Both periods saw huge market run-ups preceding the respective crashes. The huge bull market in the two years preceding the Crash of October 31, 1929, amounted to at least as large a bubble for stocks as 1998 - '99.

          Ibbotson Associates Large Company returns leading up to the 3-year bear market of 1939 - '42 consisted of +47.7% in 1935, +33.9% in 1936, -35.0% in
1937, and +31.1% in 1938. There was almost no year during the Great Depression that returns were anywhere near normal, except for the one year of 1934.

          The bubble leading up to the crash of 1973 - '74 was not as pronounced, perhaps because the new technologies and subsequent blow-off were not as fundamental as what occurred in the early and closing decades of the 20th century. Nevertheless, returns were especially high from the mid-1950s through the mid-'60s, with several years experiencing returns of 24% to more than 52%. For small caps, returns for several of those years ranged from 32% to over 82%. As you can see, the magnitude of returns was quite comparable to what we experienced in the 1990s.

THE CRASH

          The first 3-year bear market lasted for 39 months, through November 1932. The total return to stocks was -77.7% during this period. This total return consisted of a capital appreciation component of -82.1%, and an income return component of +4.4%.

          The second 3-year bear market occurred from January 1939 through April 1942, and lasted for 28 months. The total return for this period was -28.7%. This was composed of a capital appreciation return of -42.0%, and an income return of +13.3%. Note the growth in the importance of the income component during the decade of the 1930s, from 4.4% in the early part of the decade, to 13.3% at the end. The only investors with a positive return during this entire decade were those who placed the most emphasis on dividend income.

COPYRIGHT 2002, IPS ADVISORY, INC.   PAGE 1

          To put an exclamation point on it, as it were, the 1973 - '74 bear market had a total return of -37.3%. This consisted of a capital appreciation return of -41.9%, and an income return of 4.7%. While this was an inflationary depression (which accounted for capital appreciation not being so negative unless adjusted for inflation), compared with the deflationary depression of the 1930s, it still followed the same pattern, with the emphasis on income returns for those few who experienced positive returns for the entire decade. Adjusting for inflation, the depth of the losses was more comparable to the Great Depression crash of 1929 - 1932.

THE BULL MARKET REBOUND

          Following the first 3-year bear market from 1929 - 32, large cap stocks experienced a huge gain of 54% in 1933. There was an astounding +142.9% gain for small caps - the rough equivalent of the NASDAQ today.

          Following the second 3-year bear market from 1939 - '42, large cap stocks experienced four straight years of double digit gains ranging from nearly 20% to 36% per year. During the same period small cap stocks saw gains ranging from 44% to 88% per year.

          The 2-year secular bear market crash of 1973 - 74 was followed by two back-to-back annual gains for large cap stocks in 1975 and '76 of 37.2% and 23.8%, respectively. For small caps, the returns were above 50% for each of those two years.

THE 19TH CENTURY

          While we don't have good enough data from the 1800s to put accurate numbers on it, there was a huge bubble as well in railroad bonds (stocks were little used in those days for major financial needs) preceding the Civil War, followed by the worst depression in this country's history in the 1870s into the early 1880s. It was finally ended by the Pullman Porter Strike of 1884, and followed by another major bull market.

          The causes and course of this period in the financial markets was, again, identical to the three major structural recessions of the 20th Century. A major, fundamental new technological innovation, the steam engine, created a huge increase in living standards, ushering in the Industrial Revolution. This triggered a period of extreme optimism, financial speculation, capacity over-expansion, and the inevitable collapse which took many years to work through before the next new secular bull market could begin. It was also deflationary in nature, and experienced periods following the initial crash of volatile, but sometimes very high returns.

                                 OUR CONCLUSION

          It's our belief that we live in just another such period of collapse following a fundamental new technological revolution - primarily the semiconductor chip, computers, and the Internet. The U.S. and the world face an extended period of several years of unusually high and low annual returns. The first, and most severe crash of the period following the speculative blow-off phase of the new technology expansion is now behind us. Immediately ahead of us lies a bull market of historic proportions, and we have been preparing for it for several months now.

          During zero inflation or deflationary periods, cash becomes far more important, because dollars increase in value and spending power, and people and business begin hoarding them. We are already seeing this, in fact. Consumers who refinance their homes are reducing cashouts to make improvements, and increasingly are using the savings to pay down debt faster. We are seeing the same thing with many corporations. Balance sheet cash, low or little debt, free cash flow and dividends assume an importance that is much greater than the preceding period of capital gains speculation.

          While we view it as a long shot, if Congress ever does pass taxation relief for dividends, our companies should do very well indeed. As we become more convinced that we are in a new bull market we will become more aggressive, but given the nature of the deflationary economy we find ourselves in, we are emphasizing growth companies that generate lots of cash and have little debt.

ROBERT LOEST, PH.D., CFA                          GREGORY A. D'AMICO
SENIOR PORTFOLIO MANAGER                          PRESIDENT

COPYRIGHT 2002, IPS ADVISORY, INC.   PAGE 2

                              IPS MILLENNIUM FUND

2002 PERFORMANCE

          IPS MILLENNIUM FUND was ahead of the S&P 500 until the October - November run-up, when Millennium under performed. Because the market jump was driven primarily by money-losing tech and other risky companies with little or no improvement in their fundamentals, and by short covering in these stocks, Millennium participated in the Oct. - Nov. rally to only a small degree because we don't own these kinds of companies. As a result, Millennium fell behind the S&P 500 the last two months of our fiscal year.

                            MILLENNIUM FUND RETURNS
                     Average Annual Returns as of 11/30/02

                      [CHART OF MILLENNIUM FUND RETURNS]

          FIGURE 1: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

================================================================================

                       AVERAGE ANNUAL RETURNS AS OF 11/30/02
                       -------------------------------------

                                     1            3         5      INCEPTION
                                    YEAR        YEARS     YEARS    (01/03/95)
                                    ----        -----     -----    ----------
FUND                               -23.79%     -26.10%     0.26%      8.59%
S&P 500 INDEX                      -16.55%     -11.15%     0.94%     11.24%
NASDAQ COMPOSITE INDEX *           -23.40%     -23.75%    -1.57%      9.19%

* Does not include reinvestment of dividends
================================================================================

          Nevertheless, we are confident in our stock holdings. Millennium is fully invested, and pretty evenly split now between the conservative and aggressive ends of the barbell. We not only have plenty of exposure to growth stocks, we own some of the best, most profitable growth companies in the U.S. These companies virtually all have been selected because they meet basic needs of consumers and businesses, and because they tend to be cash cows. Spending for their products and services is unlikely to fall even in a severe recession. This doesn't mean they are stogy, slow-growth types either. Companies like PETSMART
(PETM), PRG SCHULTZ (PRGX), UT STARCOM (UTSI), UNIVISION (UVN) and others in the fund are expected to grow earnings at rates of 20% or greater for several years to come, and are also big generators of cash.

          We depend on a number of companies in the medical sector (AMERIGROUP, DENTSPLY, FIRST HEALTH, LINCARE, WELLPOINT, WALGREEN) for both conservative growth, and as a counter cyclical balance to other sectors of the fund to decrease volatility. Because of several recent high profile negative events and concerns at the end of the year involving TENET HEALTHCARE (THC), which we sold, Medicare reimbursement reductions, and slowing growth in health insurance premiums, this sector took a major hit, with many of our stocks going from profitable to loss positions. They now sell at the largest discount to the S&P 500 since records have been kept.

COPYRIGHT 2002, IPS ADVISORY, INC.   PAGE 3

                                MILLENNIUM FUND
                         Growth of $10,000 Investment

                           [CHART OF MILLENNIUM FUND]

             S&P        NASDAQ    MILLENNIUM FUND
 5/95       11472       11729         10741
11/95       13494       14369         12595
 5/96       15082       16869         14707
11/96       17256       17536         15960
 5/97       19519       18997         16640
11/97       22173       21714         18960
 5/98       25503       24133         21306
11/98       27416       26448         23396
 5/99       30863       33516         33967
11/99       33138       45259         47577
 5/00       24085       46138         50401
11/00       31729       35244         42170
 5/01       30477       28632         35259
11/01       27847       26191         25207
 5/02       26260       21920         23606
11/02       23240       20062         19205

          FIGURE 2: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

          While these companies contributed to the under performance of Millennium near the end of the year, we see no reason to sell them. They are not only growing rapidly, they are big free cash flow generators and have a strong tail wind behind their fundamentals due to the aging of the Baby Boom generation. The number of drugs we have available to treat disease is growing, so technology is also creating a higher rate of growth in medical spending, and this is indirectly responsible for reductions in Medicaid and Medicare reimbursement policies. Options for medical treatment have expanded dramatically over the last decade, while government and private coverage for them have not. At some point, the Boomers will vote themselves additional taxes to cover this growing need, just like their parents did for retirement and disability.

          On the conservative end of the barbell, we have been increasing the proportion of stocks with high dividend yields, and that are well covered by free cash flow and then some. We are emphasizing balance sheets with little debt and lots of cash whenever possible. LANCE FOODS (LNCE), for instance, has a dividend yield of 5.4% on our purchase price, with money left over even after its business expansion needs have been met.

          EASTMAN KODAK (EK) generates huge amounts of cash because they are milking their slowly declining film business for cash while they invest everything they can in their new digital imaging technologies, and they are gaining market share in both. Even with heavy investment in their growth businesses, they have far more money left over than they need to pay the 7% dividend yield on the price at which we initially purchased the company.

          CHELSEA PROPERTY GROUP (CPG) not only pays us a dividend yield of nearly 6% based on our initial purchase price, they are expected to grow in the mid-teens for some time. CPG manages high-end factory outlet discount malls in high population areas and tourist destinations, and are one of the few segments of the REIT universe that is doing well.

          Not all of the companies on the conservative end of the barbell look like this, of course, but the ones above illustrate the direction in which we are looking. In general, we are moving Millennium to a position where a much larger proportion of our total return will come from dividend income, and where it doesn't, the companies still generate enough free cash flow to pay them if they want to. This has dramatically reduced the fund's risk, as you will see in the volatility discussion below.

2002 FUND RISK

          In our view, investors pay far too little attention to the risk incurred in the gains they realize. As a reminder, the risk bogey for MILLENNIUM FUND is a rolling standard deviation (SD) of 13 monthly returns that is only slightly higher than that of the VALUE LINE ARITHMETIC COMPOSITE INDEX (the
VLAC). We have made dramatic progress over the last 18 months in reducing the risk of the fund. The volatility of the fund recently, in fact, has actually fallen below that of the S&P 500 and the VLAC. We intend to continue to emphasize low volatility without a comparable sacrifice in performance.

COPYRIGHT 2002, IPS ADVISORY, INC.   PAGE 4

                              IPS MILLENNIUM FUND
                      VS. VALUE LINE ARITHMETIC COMPOSITE

                         [CHART OF IPS MILLENNIUM FUND]

           MILLENNIUM       VALUE LINE
             PERIOD           PERIOD
PERIOD       RETURNS          RETURNS
 5/95          7.41%           12.13%
11/95         17.26%           11.29%
 5/96         16.77%           13.33%
11/96          8.52%            6.69%
 5/97          4.26%           10.93%
11/97         13.94%           14.25%
 5/98         12.37%           10.13%
11/98          9.81%           -6.23%
 5/99         45.18%           12.63%
11/99         40.07%           -1.81%
 5/00          5.93%            6.58%
11/00        -16.33%            0.20%
 5/01        -16.39%           19.07%
11/01        -28.51%           -5.52%
 5/02         -6.35%            5.58%
11/02        -18.64%          -12.65%

          FIGURE 3: Relative volatility of the Fund, on a quarterly basis, versus the broad stock market as represented by the VALUE LINE ARITHMETIC COMPOSITE INDEX, a broad-based, equally weighted index of approximately 1,700 stocks with dividends reinvested. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

          As of November 30, 2002, MILLENNIUM's SD has fallen to only 4.82%, compared with 7.27% for the VLAC and 5.90% for the S&P 500. While we expect that the SD will rise during a bull market, we do expect to try to keep it not too far above that of the VLAC. As we stated in our semiannual report to you, MILLENNIUM continues to reduce its risk relative to both Indexes, and on an absolute basis as well.

ROBERT LOEST, PH.D., CFA
SENIOR PORTFOLIO MANAGER

COPYRIGHT 2002, IPS ADVISORY, INC.   PAGE 5

                             IPS NEW FRONTIER FUND

2002 PERFORMANCE

          Much of the discussion above comparing the performance of the Millennium Fund with the S&P 500 is also applicable when comparing New Frontier Fund with the NASDAQ COMPOSITE INDEX. Considering each month as a separate period for comparison purposes, the Fund outperformed the Nasdaq in eight of the twelve months. New Frontier reached its relative zenith around the 7th of October, when the Nasdaq was down 42.02% for the year while the fund was down 33.25%.

         The Fund's underperformance for the fiscal year was due to the run up in the Nasdaq during October and November, the final two months of the fiscal year. As stated, research from Birinyi & Assoc. and others have shown that this large increase was attributable in large part to short covering in many of the lowest quality stocks. In other words, the advance is not sustainable absent a better economy, more capital spending, and a broadening out of the rally into the kinds of high quality companies owned by New Frontier.

                           NEW FRONTIER FUND RETURNS
                     Average Annual Returns as of 11/30/02

                     [CHART OF NEW FRONTIER FUND RETURNS]

          FIGURE 1: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

================================================================================

                 AVERAGE ANNUAL RETURNS AS OF 11/30/02
                 -------------------------------------

                                          1          3      INCEPTION
                                         YEAR      YEARS    (08/03/98)
                                         ----      -----    ----------
FUND                                    -29.35%   -40.85%     -14.48%
S&P 500 INDEX                           -16.55%   -11.15%      -2.79%
NASDAQ COMPOSITE INDEX *                -23.40%   -23.75%      -5.05%

* Does not include reinvestment of dividends
================================================================================

          The Fund's investment strategy in a hospitable market will continue to be aggressive growth using the growth stocks in the Millennium Fund as a base. An aggressive growth strategy should not be interpreted as being synonymous with the strategy of a tech Fund. The fund will continue to have some tech exposure, but the sector as a whole cannot be expected to consistently lead the market as it did in the late 1990's. Nevertheless, the tech and Internet revolution has been just about everything it was predicted to be. Just consider things we now take for granted and depend on that were not available or used on a large scale only a few years ago - the reasonably priced and sized cell phone, email, the world wide web, wireless data transmission. For investment purposes, the important point to keep in mind is the tremendous deflationary force tech companies and the Internet have been.

          As an example, consider the cell phone. They are continually making us more efficient by displacing other technologies like desktop PCs and wireline home phones, but we seem to be able on a regular basis to find a new service plan with more minutes and new services at an even cheaper price. Why? Simple, because of competition and the ability of companies such as QUALCOMM (QCOM) and COMVERSE TECHNOLOGIES (CMVT) to pump an increasing number of bits of

COPYRIGHT 2002, IPS ADVISORY, INC.   PAGE 6

                               NEW FRONTIER FUND
                          Growth of $10,000 Investment

                          [CHART OF NEW FRONTIER FUND]

           S&P        NASDAQ    NEW FRONTIER FUND
11/98      10437      10532         10500
 5/99      11749      13346         14801
11/99      12615      18023         24535
 5/00      12976      18372         23648
11/00      12079      14035         14495
 5/01      11602      11401         10088
11/01      10601      10429          7187
 5/02       9997       8728          6244
11/02       8847       7989          5078

          FIGURE 2: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

information through the air at any given time, and at a lower cost. The point we are trying to make is that one should not think cell phone service providers are a good investment based solely on the increasing use of cell phones. Many of these FIGURE 3: companies are reeling because of having to provide more service for less money. Ironically, the forces which created them now threaten to destroy some of their numbers either through bankruptcy, or more likely, consolidation.

          Another concern that must be factored into the analysis of companies is the deflationary force China is becoming. Unlike two decades ago, we truly live in a global economy, and this growing industrial behemoth must be reckoned with. Before any stock is purchased, one should assess the possible impact China could have on the company's business. With its huge work force and ever increasing technical sophistication, it is folly to ignore China, especially in the manufacturing sector.

          What then are some of the considerations, other than China, that come to mind on a more macro level before we drill down to individual sectors and companies? PRICING POWER, the ability to raise prices without having to worry about pricing constraints from competition or new technologies, is crucial. SYMANTEC (SYMC) is our Fund's most obvious example, being the clear leader in anti-virus services that no responsible person would even think of not using on every information appliance in the home or business. MICROSOFT (MSFT) is another example, although the rise of open source software must be closely monitored. UT STARCOM (UTSI) is by far the dominant wireless infrastructure company in China itself, and is expanding into India and Europe as well.

          Companies involved in providing for our nation's DEFENSE deserve a close look for investments. Our current vulnerability to terrorist networks will only draw in more and more countries, which will create the need for more spending. This is not a short term problem. We will be dealing with the high tech demands of widely dispersed terrorist networks probably for as long as the world had to deal with the threats from the Cold War of the 1950s - '80s. Companies like L3 COMMUNICATIONS (LLL) and CACI INT'L (CAI) will provide much of the needs of advanced countries in dealing with this threat. The money will be there to fund whatever the government thinks is essential. With the administration and the new Congress, it is a safe bet the defense budget will go nowhere but up. After all, whether in our physical or virtual worlds, what is more important than security?

          Trends in DEMOGRAPHICS related to the AGING of the population, INCOME levels, and LIFESTYLE choices have always been closely followed by IPS Advisory. A tidal wave of baby boomers is beginning to reach the age where more health care, both reactive and proactive, will be the norm for many years to come; not to mention the elective procedures we may pay for and the substances we may ingest and rub on to help us look and feel younger and humiliate everyone else at our class reunions. So, the Fund plans to keep a heavy weighting in the broad healthcare sector in companies we feel will benefit from these trends like WALGREEN (WAG), DENTSPLY (XRAY) and LINCARE (LNCR).

          With regard to income levels and lifestyle choices, the Fund especially is searching for companies providing goods or services to a constituency that is relatively impervious to economic cycles. WHOLE FOODS MARKET (WFMI), as an example, should continue in both good and bad times to attract a growing number of consumers willing to pay the extra dollar to avoid the over processed and chemically treated garbage most of us consume daily.

COPYRIGHT 2002, IPS ADVISORY, INC.   PAGE 7

          The Fund may also look at DIVIDEND PAYING COMPANIES for other than defensive purposes. Despite this economic down cycle, many companies are sitting on piles of cash with few alternatives other than to return some of it to their owners. Deflation increases the value of cash holdings and the value of companies that can generate large amounts of cash. More importantly, if we get some relief from the double taxation of dividends, companies that pay dividends will become more valuable, and some of those that don't may well decide to join the show. This has the potential to provide significant growth in share value for some dividend payers simply from a major change in tax policy.

2002 FUND RISK

          A bogey is a benchmark we use in evaluating some aspect of our Fund. As explained above in the MILLENNIUM FUND section of this report, IPS Funds compares the rolling standard deviation (SD) of monthly returns for 13 months for MILLENNIUM against the standard deviation of the VALUE LINE ARITHMETIC COMPOSITE INDEX (the "VLAC"). For the NEW FRONTIER FUND, because of its expected greater volatility, the goal is to have a lower SD than the Nasdaq Composite Index. For the fiscal year, New Frontier's standard deviation was 6.02% while that of the NASDAQ COMPOSITE INDEX was 8.95%. By contrast, one year ago, the standard deviation for NEW FRONTIER was 17.60% and the same for the NASDAQ COMPOSITE INDEX was 13.08%. When measured against the NASDAQ COMPOSITE INDEX as a broad growth proxy for the stock market, we have dramatically decreased the risk of the NEW FRONTIER FUND to a level below that of the NASDAQ COMPOSITE INDEX.

                               NEW FRONTIER FUND
                              VS. NASDAQ COMPOSITE

               [CHART OF NEW FRONTIER FUND VS. NASDAQ COMPOSITE]

            NEW FRONTIER      NASDAQ
              PERIOD          PERIOD
PERIOD        RETURNS         RETURNS
11/98           5.00%           5.32%
 5/99          40.96%          26.72%
11/99          65.76%          35.04%
 5/00          -3.62%           1.94%
11/00         -38.71%         -23.61%
 5/01         -30.40%         -18.76%
11/01         -28.75%          -8.52%
 5/02         -13.02%         -16.31%
11/02         -18.78%          -8.48%

          FIGURE 3: Relative volatility of the Fund, on a quarterly basis, versus the broad stock market as represented by the NASDAQ. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

          The NASDAQ COMPOSITE INDEX will usually advance more in a bull market and decline more in a bear market than the S&P 500 INDEX. In a bear market, in order to position the Fund to take maximum advantage of a turnaround, NEW FRONTIER can be expected to follow the NASDAQ COMPOSITE INDEX down within reason. We have passed that point in this bear market; hence, the steps we began taking a year and a half ago to reduce volatility. When a bull market finally returns, our aim in NEW FRONTIER is to exceed the returns of the NASDAQ COMPOSITE INDEX.

CLOSING

          While we have necessarily become more conservative in our stock selection criteria due to the duration of the bear market, we have not become cynical. Conservative also doesn't mean we buy fewer growth companies. It simply means we are stricter on the financial and operating metric hurdles we employ, and in our price discipline. Words such as DISRUPTIVE TECHNOLOGIES are still uttered in our office without the trace of a smirk such as we see from the so-called permabears who are as correct and useful as the proverbial broken clock. If inventors and investors had paid them any heed, we would still be using two tin cans and a string to communicate. It is still morning in America, and we have just begun to experience the beneficial revolution our lives will undergo from the new technologies that were first commercialized in the 1990s. Our task is to ensure that our companies generate sufficient cash to prosper in any economic period, and are able to lead the revolution as it continues to create value.

CHARLES S. SANDERS, JD
FUND PORTFOLIO MANAGER

COPYRIGHT 2002, IPS ADVISORY, INC.   PAGE 8

================================================================================

** The above outlooks reflect the opinions of IPS Advisory, Inc., are subject to change or temporary insanity, and any forecasts made cannot be guaranteed. While our information has been obtained from sources we trust, people make mistakes, including us. We may also change our mind later and not tell you. The market may change and not tell us. Technology or politics may change and not tell the market. The gods might just be having a bad day.

** Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

** The S&P 500 INDEX is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation, and has been adjusted to reflect total return with dividends reinvested. Returns for periods greater than one year are annualized. The NASDAQ COMPOSITE INDEX is an unmanaged index of more than 4,000 stocks traded electronically through the NASDAQ System. The returns shown for the NASDAQ COMPOSITE INDEX do not include reinvestment of dividends. The VALUE LINE ARITHMETIC COMPOSITE INDEX is an arithmetically averaged index of approximately 1,700 stocks of all different sizes that is more broad-based than the S&P 500 INDEX. The VALUE LINE ARITHMETIC COMPOSITE INDEX figures do not reflect any fees or expenses.

** Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

** This annual report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current IPS Funds Profile or Prospectus.

** CITCO-Quaker Fund Services, Inc. distributor.                        1/2003

For more information, please contact IPS Funds at:

Phone:  800.249.6927                                     1225 Weisgarber Road
        865.524.1676     Web Site: www.ipsfunds.com      Suite S-380
Fax:    865.544.0630     Email:    info@ipsfunds.com     Knoxville, TN 37909

--------------------------------------------------------------------------------

   A NOTE ABOUT DUPLICATE MAILINGS

   You will receive the Fund's shareholder report every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the report. This process, known as "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded or are currently receiving more than one report per household, please call us at 800.249.6927. At any time you may view current shareholder reports on our website, www.ipsfunds.com.

--------------------------------------------------------------------------------

COPYRIGHT 2002, IPS ADVISORY, INC.   PAGE 9

                              IPS MILLENNIUM FUND
                            SCHEDULE OF INVESTMENTS
                               NOVEMBER 30, 2002

                                                  SHARES            VALUE
                                                  ------            -----
COMMON STOCKS - 87.26%

BANKS - 1.47%
North Fork Bancorporation, Inc.                   40,000        $  1,392,400
                                                                ------------

BUSINESS SERVICES - 4.11%
Angelica Corp.                                    30,000             678,000
PRG-Schultz International, Inc.*                  10,000              95,900
Scholastic Corp.*                                 70,000           3,114,300
                                                                ------------
                                                                   3,888,200
                                                                ------------

CONSUMER NON-DURABLES - 13.81%
Eastman Kodak Co.                                 20,000             738,400
Fortune Brands, Inc.                              60,000           2,926,200
Hain Celestial Group, Inc.*                       20,000             272,800
Kellogg Co.                                       40,000           1,334,800
Kimberly-Clark Corp.                              30,000           1,509,600
Lance, Inc.                                       60,000             709,200
Lone Star Steakhouse & Saloon                     70,000           1,323,000
Newell Rubbermaid, Inc.                           80,000           2,537,600
Pepsi Bottling Group, Inc.                        60,000           1,723,200
                                                                ------------
                                                                  13,074,800
                                                                ------------

CONSUMER RETAIL - 12.65%
AutoZone, Inc.*                                   10,000             817,000
Borders Group, Inc.*                              20,000             366,000
Genuine Parts Co.                                 10,000             317,900
Hollywood Entertainment Corp.*                    35,000             657,650
PETsMART, Inc.*                                   70,000           1,291,500
Wal-Mart Stores, Inc.                             40,000           2,166,400
Walgreen Co.                                     110,000           3,166,900
Whole Foods Market, Inc.*                         60,000           3,189,000
                                                                ------------
                                                                  11,972,350
                                                                ------------

CONSUMER SERVICES - 2.17%
H&R Block, Inc.                                   30,000           1,149,900
Weight Watcher's International, Inc.*             20,000             905,000
                                                                ------------
                                                                   2,054,900
                                                                ------------

DEFENSE - 4.07%
L-3 Communications Holdings, Inc.*                30,000           1,348,200
United Technologies Corp.                         40,000           2,498,800
                                                                ------------
                                                                   3,847,000
                                                                ------------

DRUGS & MEDICAL EQUIPMENT - 3.19%
DENTSPLY International, Inc.                      90,000           3,019,500
                                                                ------------

HEALTHCARE - 12.39%
AMERIGROUP Corp.*                                 50,000           1,319,500
AmerisourceBergen Corp.                           60,000           3,481,200
First Health Group Corp.*                         20,000             477,200
Lincare Holdings, Inc.*                           60,000           1,963,200
WellPoint Health Networks, Inc.*                  35,000           2,304,050
Health Care Property Investors, Inc.              50,000           2,179,500
                                                                ------------
                                                                  11,724,650
                                                                ------------
INDUSTRIAL MANUFACTURING - 2.28%
Hubbell, Inc.- ClassB                             60,000        $  2,156,400
                                                                ------------

MULTIMEDIA - 14.36%
Clear Channel Communications, Inc.*               50,000           2,173,000
Gannett Co., Inc.                                 40,000           2,850,000
Hearst-Argyle Television, Inc.* - ClassA          70,000           1,697,500
Tribune Co.                                       50,000           2,290,000
Univision Communications, Inc.* - Class A         70,000           2,249,800
Westwood One, Inc.                                60,000           2,332,200
                                                                ------------
                                                                  13,592,500
                                                                ------------

REIT - 5.14%
Chelsea Property Group, Inc.                      70,000           2,396,800
General Growth Properties, Inc.                   50,000           2,470,000
                                                                ------------
                                                                   4,866,800
                                                                ------------

SOFTWARE - 2.44%
Microsoft Corp.*                                  40,000           2,308,000
                                                                ------------

TELECOMMUNICATIONS - 0.98%
Comverse Technology, Inc.*                        60,000             724,200
UTStarcom, Inc.*                                  10,000             205,500
                                                                ------------
                                                                     929,700
                                                                ------------

TRANSPORTATION - 3.72%
Canadian National Railway Co.                     20,000             820,600
Canadian Pacific Railway Ltd.                     30,000             610,500
Expeditors International of Washington, Inc.      30,000           1,003,500
Norfolk Southern Corp.                            40,000             789,200
Sysco Corp.                                       10,000             294,200
                                                                ------------
                                                                   3,518,000
                                                                ------------

UTILITIES - 1.24%
FPL Group, Inc.                                   20,000           1,176,000
                                                                ------------

VIRTUAL & PHYSICAL SECURITY - 3.24%
Symantec Corp.*                                   70,000           3,062,500
                                                                ------------

TOTAL COMMON STOCKS (COST $80,651,751)                            82,583,700
                                                                ------------

                                              PRINCIPAL
SHORT-TERM INVESTMENTS - 15.33%                AMOUNT
                                             -----------

Federated Cash Trust Series II
    Treasury, 1.1%(a)                        $14,508,336          14,508,336
                                                                ------------
TOTAL SHORT-TERM INVESTMENTS (COST $14,508,336)                   14,508,336
                                                                ------------
TOTAL INVESTMENTS (COST $95,160,087) - 102.59%                    97,092,036
                                                                ------------
Liabilities in Excess of Other Assets - (2.59)%                   (2,448,982)
                                                                ------------
TOTAL NET ASSETS - 100.0%                                       $ 94,643,054
                                                                ============

*   Non-income producing security.
(a) Variable rate security; the coupon rate shown represents the rate at November 30, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            IPS NEW FRONTIER FUND
                           SCHEDULE OF INVESTMENTS
                              NOVEMBER 30, 2002

                                                  SHARES            VALUE
                                                  ------            -----
COMMON STOCKS - 94.41%

BUSINESS SERVICES - 3.67%
Concord EFS, Inc.*                                 4,000       $     60,000
PRG-Schultz International, Inc.*                   8,000             76,720
                                                               ------------
                                                                    136,720
                                                               ------------

CONSUMER NON-DURABLES - 9.34%
Fortune Brands, Inc.                               2,000             97,540
Hain Celestial Group, Inc.*                        3,000             40,920
Lone Star Steakhouse & Saloon                      5,000             94,500
Pepsi Bottling Group, Inc.                         4,000            114,880
                                                               ------------
                                                                    347,840
                                                               ------------

CONSUMER RETAIL - 24.78%
AutoZone, Inc.*                                    1,000             81,700
Borders Group, Inc.*                               3,000             54,900
Chico's FAS, Inc.*                                 2,000             44,960
eBay, Inc.                                         1,000             68,950
Hollywood Entertainment Corp.*                     4,000             75,160
Lowe's Cos., Inc.                                  2,000             83,000
PETsMART, Inc.*                                    4,000             73,800
Starbucks Corp.*                                   4,000             86,520
Wal-Mart Stores, Inc.                              2,000            108,320
Walgreen Co.                                       3,000             86,370
Whole Foods Market, Inc.*                          3,000            159,450
                                                                    923,130

CONSUMER SERVICES - 1.22%
Weight Watcher's International, Inc.*              1,000             45,250
                                                               ------------

DEFENSE - 5.02%
L-3 Communications Holdings, Inc.*                 3,000            134,820
Lockheed Martin Corp.                              1,000             52,200
                                                                    187,020

DRUGS & MEDICAL EQUIPMENT - 2.70%
DENTSPLY International, Inc.                       3,000            100,650
                                                               ------------

HEALTHCARE - 16.68%
AMERIGROUP Corp.*                                  3,000             79,170
Anthem, Inc.*                                      2,000            118,500
First Health Group Corp.*                          4,000             95,440
Lincare Holdings, Inc.*                            4,000            130,880
WellPoint Health Networks, Inc.*                   3,000            197,490
                                                               ------------
                                                                    621,480
                                                               ------------

MULTIMEDIA - 11.59%
Clear Channel Communications, Inc.*                1,000             43,460
Tribune Co.                                        2,000             91,600
Viacom, Inc.*                                      3,000            141,030
Westwood One, Inc.*                                4,000            155,480
                                                               ------------
                                                                    431,570
                                                               ------------

PAPER & WOOD PRODUCTS - 0.88%
Trex Co., Inc.*                                    1,000             32,850
                                                               ------------

SOFTWARE - 1.82%
Electronic Arts, Inc.*                             1,000             67,860
                                                               ------------

TELECOMMUNICATIONS - 3.50%
Comverse Technology, Inc.*                         4,000       $     48,280
UTStarcom, Inc.*                                   4,000             82,200
                                                               ------------
                                                                    130,480
                                                               ------------

TRANSPORTATION - 4.27%
Expeditors International of Washington, Inc.       3,000            100,350
Sysco Corp.                                        2,000             58,840
                                                               ------------
                                                                    159,190
                                                               ------------

VIRTUAL & PHYSICAL SECURITY - 6.72%
ChoicePoint, Inc.*                                 2,000             75,160
Symantec Corp.*                                    4,000            175,000
                                                               ------------
                                                                    250,160
                                                               ------------

WIRELESS SERVICES - 2.22%
QUALCOMM, Inc.*                                    2,000             82,600
                                                               ------------

TOTAL COMMON STOCKS (Cost $3,443,793)                             3,516,800
                                                               ------------

                                                PRINCIPAL
SHORT-TERM INVESTMENTS - 4.10%                   AMOUNT
                                                ---------

Federated Cash Trust Series II
    Treasury, 1.1%(a)                           $152,859            152,859
                                                               ------------

TOTAL SHORT-TERM INVESTMENTS (COST $152,859)                        152,859
                                                               ------------

TOTAL INVESTMENTS (COST $3,596,652) - 98.51%                      3,669,659
                                                               ------------

Other Assets Less Liabilities - 1.49%                                55,541
                                                               ------------

TOTAL NET ASSETS - 100.0%                                      $  3,725,200
                                                               ============

*   Non-income producing security.
(a) Variable rate security; the coupon rate shown represents the rate at November 30, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   IPS FUNDS
                             FINANCIAL STATEMENTS
                     ------------------------------------

                     STATEMENTS OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2002
                     -------------------------------------

                                                                                 IPS                        IPS
                                                                            MILLENNIUM FUND          NEW FRONTIER FUND
                                                                            ---------------          -----------------
ASSETS:
Investments, at value (cost $95,160,087 and $3,596,652, respectively)       $    97,092,036           $      3,669,659
Cash                                                                                    187                         25
Receivable for investments sold                                                     195,294                    329,526
Receivable for capital shares sold                                                   23,711                      4,802
Dividends receivable                                                                111,600                      1,582
Interest receivable                                                                   9,119                        139
                                                                            ---------------           ----------------
Total Assets                                                                     97,431,947                  4,005,733
                                                                            ---------------           ----------------

LIABILITIES:
Payable for investments purchased                                                 2,539,510                    276,259
Payable for capital shares redeemed                                                 141,577                          -
Payable to Advisor                                                                  107,806                      4,274
                                                                            ---------------           ----------------
Total Liabilities                                                                 2,788,893                    280,533
                                                                            ---------------           ----------------
Total Net Assets                                                            $    94,643,054           $      3,725,200
                                                                            ===============           ================

NET ASSETS CONSIST OF:
Capital stock                                                               $   402,774,249           $     22,912,518
Accumulated net realized loss on investments sold                              (310,063,144)               (19,260,325)
Net unrealized appreciation on investments                                        1,931,949                     73,007
                                                                            ---------------           ----------------
Total Net Assets                                                            $    94,643,054           $      3,725,200
                                                                            ===============           ================
Shares outstanding (no par value, unlimited shares authorized)                    4,219,301                    624,453

Net asset value, redemption price and offering price per share              $         22.43           $           5.97
                                                                            ===============           ================

================================================================================

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 2002
                      ------------------------------------

                                                                                  IPS                       IPS
                                                                            MILLENNIUM FUND          NEW FRONTIER FUND
                                                                            ---------------          -----------------
INVESTMENT INCOME:
Dividend income                                                             $     1,314,419           $         10,681
Interest income                                                                     132,029                      3,325
                                                                            ---------------          -----------------
Total investment income                                                           1,446,448                     14,006
                                                                            ---------------          -----------------

EXPENSES:
Investment advisory fee                                                           1,814,721                     67,605
                                                                            ---------------          -----------------
Total expenses                                                                    1,814,721                     67,605
                                                                            ---------------          -----------------

NET INVESTMENT LOSS                                                                (368,273)                   (53,599)
                                                                            ---------------          -----------------

REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS:
Net realized loss on investment transactions                                    (36,207,928)                (1,963,080)
Change in unrealized appreciation on investments                                    931,850                    315,715
                                                                            ---------------          -----------------
Net realized and unrealized loss on investments                                 (35,276,078)                (1,647,365)
                                                                            ---------------          -----------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $   (35,644,351)          $     (1,700,964)
                                                                            ===============          =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   IPS FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      -----------------------------------

                                                                IPS                                          IPS
                                                          MILLENNIUM FUND                             NEW FRONTIER FUND
                                               ---------------------------------------    ---------------------------------------
                                                      YEAR                  YEAR                 YEAR                 YEAR
                                                     ENDED                 ENDED                ENDED                ENDED
                                               NOVEMBER 30, 2002     NOVEMBER 30, 2001    NOVEMBER 30, 2002     NOVEMBER 30, 2001
                                               -----------------     -----------------    -----------------     -----------------
OPERATIONS:
Net investment income (loss)                  $        (368,273)    $        (659,230)     $       (53,599)     $        (82,123)
Net realized loss on investment
  transactions                                      (36,207,928)         (235,835,773)          (1,963,080)          (13,670,072)
Change in unrealized appreciation
  on investments                                        931,850            81,711,481              315,715             7,872,586
                                              -----------------     -----------------      ---------------      ----------------
Net decrease in net assets resulting
  from operations                                   (35,644,351)         (154,783,522)          (1,700,964)           (5,879,609)
                                              -----------------     -----------------      ---------------      ----------------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income                                         -              (324,501)                   -                     -
Net realized gains                                            -                     -                    -                     -
                                              -----------------     -----------------      ---------------      ----------------

Total dividends and distributions                             -              (324,501)                   -                     -
                                              -----------------     -----------------      ---------------      ----------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                           288,101,402           153,752,473              500,492            12,961,192
Shares issued to holders in reinvestment
  of dividends                                                -               313,839                    -                     -
Cost of shares redeemed                            (342,281,302)         (223,737,883)          (1,303,951)          (11,928,873)
                                              -----------------     -----------------      ---------------      ----------------

Net increase (decrease) in net assets
  resulting from capital share transactions         (54,179,900)          (69,671,571)            (803,459)            1,032,319
                                              -----------------     -----------------      ---------------      ----------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                        (89,824,251)         (224,779,594)          (2,504,423)           (4,847,290)

NET ASSETS:
Beginning of period                                 184,467,305           409,246,899            6,229,623            11,076,913
                                              -----------------     -----------------      ---------------      ----------------
End of period                                 $      94,643,054     $     184,467,305      $     3,725,200      $      6,229,623
                                              =================     =================      ===============      ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              IPS MILLENNIUM FUND
                              -------------------

                              FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                      NOVEMBER 30, 2002  NOVEMBER 30, 2001  NOVEMBER 30, 2000  NOVEMBER 30, 1999  NOVEMBER 30, 1998
                                      -----------------  -----------------  -----------------  -----------------  -----------------
PER SHARE DATA:
Net asset value, beginning of period     $    29.43          $    49.29        $    55.93         $    27.53          $    22.31

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  (0.07)              (0.10)(1)          0.04              (0.03)               0.04
Net realized and unrealized gain
  (loss) on investments                       (6.93)             (19.72)            (6.30)             28.45                5.18
                                         ----------          ----------        ----------         ----------          ----------
TOTAL FROM INVESTMENT OPERATIONS              (7.00)             (19.82)            (6.26)             28.42                5.22
                                         ----------          ----------        ----------         ----------          ----------
LESS DISTRIBUTIONS:
Dividends from net investment income              -               (0.04)                -              (0.02)                  -
Distributions from net realized gains             -                   -             (0.38)                 -                   -
                                         ----------          ----------        ----------         ----------          ----------
Total dividends and distributions                 -               (0.04)            (0.38)             (0.02)                  -
                                         ----------          ----------        ----------         ----------          ----------

Net asset value, end of period           $    22.43          $    29.43        $    49.29         $    55.93          $    27.53
                                         ==========          ==========        ==========         ==========          ==========
Total return                                 (23.79)%            (40.25)%          (11.36)%           103.23%              23.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000's)        $   94,643          $  184,467        $  409,247         $  132,331          $   24,501
Ratio of net operating expenses to
  average net assets                           1.34%               1.19%             1.11%              1.39%               1.40%
Ratio of net operating expenses to
  average net assets before
  reimbursement                                1.34%               1.19%             1.11%              1.39%               1.42%
Ratio of net investment income
  (loss) to average net assets                (0.27)%             (0.23)%            0.08%             (0.07)%              0.17%
Ratio of net investment income
  (loss) to average net assets
  before reimbursement                        (0.27)%             (0.23)%            0.08%             (0.07)%              0.19%
Portfolio turnover rate                      209.20%             115.45%            27.88%             51.74%              87.99%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

===============================================================================

                             IPS NEW FRONTIER FUND

                              FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                          YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED      AUGUST 3, 1998(1)
                                      NOVEMBER 30, 2002  NOVEMBER 30, 2001  NOVEMBER 30, 2000  NOVEMBER 30, 1999  NOVEMBER 30, 1998
                                      -----------------  -----------------  -----------------  -----------------  -----------------
PER SHARE DATA:
Net asset value, beginning of period     $   8.45            $   17.04          $   29.39          $   12.60         $   12.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                (0.08)               (0.11)(2)          (0.25)(2)          (0.03)             0.03
Net realized and unrealized gain
  (loss) on investments                     (2.40)               (8.48)            (11.36)             16.84              0.57
                                         --------            ---------          ---------          ---------         ---------
TOTAL FROM INVESTMENT OPERATIONS            (2.48)               (8.59)            (11.61)             16.81              0.60
                                         --------            ---------          ---------          ---------         ---------
LESS DISTRIBUTIONS:
Dividends from net investment income            -                    -                  -              (0.02)                -
Distributions from net realized gains           -                    -              (0.74)                 -                 -
                                         --------            ---------          ---------          ---------         ---------
Total dividends and distributions               -                    -              (0.74)             (0.02)                -
                                         --------            ---------          ---------          ---------         ---------

Net asset value, end of period           $   5.97            $    8.45          $   17.04          $   29.39         $   12.60
                                         ========            =========          ==========         =========         =========
Total return                               (29.35)%             (50.41)%           (40.92)%           133.37%             5.00%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000's)        $  3,725            $   6,230          $  11,077          $   5,697         $     606
Ratio of net operating expenses to
  average net assets                         1.40%                1.40%              1.40%              1.40%             1.40%(4)
Ratio of net investment income
  (loss) to average net assets              (1.11)%              (1.00)%            (0.92)%            (0.13)%            0.27%(4)
Portfolio turnover rate                    300.19%              187.61%             78.61%            217.50%            15.48%

(1) Commencement of operations
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3) Not annualized
(4) Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================

         IPS MILLENNIUM FUND AND THE IPS NEW FRONTIER FUND
         NOTES TO THE FINANCIAL STATEMENTS
         NOVEMBER 30, 2002

         1.  ORGANIZATION
             The IPS Millennium Fund and the IPS New Frontier Fund (the "Funds") are each a series of the IPS Funds (the "Trust"). The Trust was organized as an Ohio business trust on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the IPS Millennium Fund ("Millennium Fund") is long-term capital growth. The principal investment objective of the IPS New Frontier Fund ("New Frontier Fund") is capital growth. The Funds commenced operations on January 3, 1995 and August 3, 1998, respectively.

         2.  SIGNIFICANT ACCOUNTING POLICIES
             The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

             (a) Investment Valuation
             Securities, which are traded on a recognized stock exchange, are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Trustees.

             (b) Federal Income and Excise Taxes
             The Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner, which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

             (c) Distributions to Shareholders
             Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

             (d) Securities Transactions and Investment Income
             Investment transactions are recorded on the trade date for financial statement purposes. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3.     SHARES OF COMMON STOCKS
       Transactions in shares of common stock were as follows:

                                              YEAR ENDED                                YEAR ENDED
                                           NOVEMBER 30, 2002                         NOVEMBER 30, 2001
IPS MILLENNIUM FUND                       $                 Shares                  $                 Shares
                                    ------------         -----------          ------------          ----------
Shares sold                         $288,101,402          11,016,757          $153,752,473           3,979,420
Shares issued in reinvestment of
  dividends                                    -                   -               313,839               6,048
Shares redeemed                     (342,281,302)        (13,066,471)         (223,737,883)         (6,019,910)
                                    ------------         -----------          ------------          ----------
Net increase (decrease)             $(54,179,900)         (2,049,714)         $(69,671,571)         (2,034,442)
                                    ============                              ============          ==========
SHARES OUTSTANDING:
Beginning of period                                        6,269,015                                 8,303,457
                                                         -----------                                ----------
End of period                                              4,219,301                                 6,269,015
                                                         ===========                                ==========

                                              YEAR ENDED                                YEAR ENDED
                                           NOVEMBER 30, 2002                         NOVEMBER 30, 2001
IPS NEW FRONTIER FUND                     $                 Shares                  $                 Shares
                                    ------------         -----------          ------------          ----------
Shares sold                         $    500,492              68,451          $ 12,961,192           1,295,661
Shares issued in reinvestment of
  dividends                                    -                   -                     -                   -
Shares redeemed                       (1,303,951)           (180,957)          (11,928,873)         (1,208,592)
                                    ------------            --------          ------------          ----------
Net increase (decrease)             $   (803,459)           (112,506)         $  1,032,319              87,069
                                    ============                              ============
SHARES OUTSTANDING:
Beginning of period                                          736,959                                   649,890
                                                            --------                                ----------
End of period                                                624,453                                   736,959
                                                            ========                                ==========

       4.  INVESTMENT TRANSACTIONS
           The aggregate purchases and sales of investments, excluding short-term investments, by the Funds for the year ended November 30, 2002, are summarized below. There were no purchases or sales of long-term U.S. government securities.

                                                      IPS MILLENNIUM FUND                      IPS NEW FRONTIER FUND
                                                      -------------------                      ----------------------
Purchases                                                $252,503,271                                $13,443,333
Sales                                                    $283,928,811                                $13,999,129

           At November 30, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                                                      IPS MILLENNIUM FUND                      IPS NEW FRONTIER FUND
                                                      -------------------                      ----------------------
Unrealized appreciation                                 $   6,107,591                               $  269,120
Unrealized depreciation                                    (5,061,440)                                (277,444)
                                                        -------------                               ----------
Net unrealized appreciation (depreciation)
   on investments                                       $   1,046,151                               $   (8,324)
                                                        =============                               ==========

           At November 30, 2002, the cost of investments for federal income tax purposes for the MILLENNIUM FUND and the NEW FRONTIER FUND were $96,045,885 and $3,677,983, respectively. The difference between book cost and tax cost consists of wash sales of $885,798 for the MILLENNIUM FUND and $81,331 for the NEW FRONTIER FUND.

           At November 30, 2002, the MILLENNIUM FUND had an accumulated net realized capital loss carryover of $309,177,346, with $38,019,443 expiring in 2008, $234,768,275 expiring in 2009, and $36,389,892 expiring in 2010. The NEW FRONTIER FUND, at November 30, 2002, had an accumulated net realized capital loss carryover of $19,178,994, with $3,627,173 expiring in 2008, $13,651,050 expiring in 2009, and
           $1,900,771 expiring in 2010. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

       5.  INVESTMENT ADVISOR
           The Funds have an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreement, the Advisor will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of their average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,001 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,001. Total fees paid to IPS Advisory, Inc. during the year ended November 30, 2002 for the MILLENNIUM FUND and the NEW FRONTIER FUND were $1,814,721 and $67,605, respectively.

       6.  BENEFICIAL OWNERSHIP
           The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2002, Charles Schwab & Co., for the benefit of its customers, beneficially owned 53% of the MILLENNIUM FUND.

       7.  DISTRIBUTABLE EARNINGS
           MILLENNIUM FUND. There were no distributions during the fiscal year ended November 30, 2002.

           The tax character of distributions paid during fiscal years 2002 and 2001 was as follows:

                                                     2002                     2001
                                                     ----                     ----
Distributions paid from:
   Ordinary income                                 $      -                $  324,501
   Short-term Capital Gain                                -                         -
   Long-term Capital Gain                                 -                         -
                                                   --------                ----------
                                                   $      -                $  324,501
                                                   ========                ==========

           NEW FRONTIER FUND. There were no distributions during the fiscal year ended November 30, 2002.

           The tax character of distributions paid during the fiscal years 2002 and 2001 was as follows:

                                                     2002                     2001
                                                     ----                     ----
Distributions paid from:
   Ordinary income                                 $      -                $        -
   Short-term Capital Gain                                -                         -
   Long-term Capital Gain                                 -                         -
                                                   --------                ----------
                                                   $      -                $        -
                                                   ========                ==========

           As of November 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                   IPS MILLENNIUM FUND                      IPS NEW FRONTIER FUND
                                                   -------------------                      ---------------------
Undistributed ordinary income
   (accumulated losses)                               $           -                              $          -
Undistributed long-term capital gain
   (accumulated losses)                                (309,177,346)                              (19,178,994)
Unrealized appreciation/(depreciation)                    1,046,151                                    (8,324)
                                                      -------------                              ------------
                                                      $(308,131,195)                             $(19,187,318)
                                                      =============                              ============

           The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sales.

COPYRIGHT 2002, IPS ADVISORY, INC.   PAGE 18

                       INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
IPS Funds

         We have audited the accompanying statements of assets and liabilities of IPS Funds (comprising, respectively, the Millennium Fund and the New Frontier
Fund), including the schedules of portfolio investments, as of November 30, 2002, the related statements of operations for the year then ended, changes in net assets for the two years in the period then ended, and the financial highlights for the year then ended and the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of November 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the IPS Funds as of November 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the year then ended and for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 30, 2002

COPYRIGHT 2002, IPS ADVISORY, INC.   PAGE 19

                          INDEPENDENT TRUSTEES

                                                                                                  # OF
                                                                                                  PORTFOLIOS
                                                TERM OF                                           IN FUND
                                POSITION(S)     OFFICE AND    PRINCIPAL                           COMPLEX      OTHER
                                HELD WITH       LENGTH OF     OCCUPATION(S)                       OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS           THE TRUST       TIME SERVED   DURING PAST FIVE YEARS              BY TRUSTEE   HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Veenita Bisaria, 42,            Independent     Since         Financial Analyst, Tennessee        3            None
12416 Fort West Drive           Trustee         inception     Valley Authority (1977-
Knoxville, TN 37922                             of Funds      Present); Director of Business
                                                in 1995       Planning at Lockheed Martin
                                                              Energy Systems (Prior to
                                                              1997); Financial Analyst
                                                              Charter (CFA).
-------------------------------------------------------------------------------------------------------------------------------
Woodrow Henderson, 45,          Independent     Since         Director of Planned Giving for      3            None
6504 Clary Lane                 Trustee         inception     the University of Tennessee
Knoxville, TN 37919                             of Funds      at Knoxville, JurisDoctor.
                                                in 1995
-------------------------------------------------------------------------------------------------------------------------------
Billy Wayne Stegall, Jr.,       Independent     Since         Account Executive, ColonialLife     3            None
46,                             Trustee         inception     & Accident (1995-Present);
316 Stonewall Street                            of Funds      Teacher of history and economics
Memphis, TN 38112                               in 1995       at Austin East High School in
                                                              Knoxville, Tennessee
                                                              (Prior to 1995).

                                                INTERESTED TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
Greg D'Amico*, 39,              President,      Since         President of IPS                    3            IPS Advisory
1225 Weisgarber Road,           Chief           inception     Advisory, Inc.                                   Inc.; Director
Suite S-380,                    Financial       of Funds                                                       of Young
Knoxville, TN 37909             Officer,        in 1995                                                        Entrepreneurs'
                                Treasurer                                                                      Organization
                                and Trustee                                                                    (YEO);
                                                                                                               Association for
                                                                                                               Investment and
                                                                                                               Management
                                                                                                               Research
                                                                                                               (AIMR);
                                                                                                               Personal &
                                                                                                               Child Safety,
                                                                                                               LLC (PCS)
-------------------------------------------------------------------------------------------------------------------------------
Robert Loest*, 59,              Vice            Since         Chief Executive Officer of IPS      3            IPS Advisory,
1225 Weisgarber Road,           President,      inception     Advisory, Inc.; Financial Analyst                Inc.
Suite S-380,                    Secretary       of Funds      Charter(CFA); Ph.D. in
Knoxville, TN 37909             and Trustee     in 1995       Biology.

* An "interested person" of the Trust, as defined in the Investment Company Act of 1940, due to his relationship with the Advisor.

                            BOARD COMMITTEES
   The Board has the following standing committee as described below:

AUDIT COMMITTEE
MEMBERS                          DESCRIPTION                                                          MEETINGS
-------                          -----------                                                          --------
Veenita Bisaria,                 Responsible for advising the full Board with respect to              At least once
Independent Trustee              accounting, auditing and financial matters affecting the Trust.      annually. Last meeting
Woodrow Henderson,                                                                                    occurred on
Independent Trustee                                                                                   January 25, 2002.
Billy Wayne Stegall, Jr.,
Independent Trustee

COPYRIGHT 2002, IPS ADVISORY, INC.   PAGE 20

[LOGO OF IPS FUNDS] IPS FUNDS
                    c/o Citco-Quaker Fund Services, Inc.
                    P.O. Box C 1100
                    Southeastern, PA 19398-1100